John Hancock
U.S. Global Leaders Growth Fund

SUMMARY PROSPECTUS 3–1–10

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-800-225-5291 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information both dated March 1, 2010, and most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this Summary Prospectus.

 CLASS A: USGLX            CLASS B: USLBX            CLASS C: USLCX

Investment objective

To seek long-term growth of capital.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available on pages 11 to 12 of the prospectus under “Sales charge reductions and waivers” or pages 59 to 63 of the fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees (%)	Class A	Class B	Class C

Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00	—	—

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	—	5.00	1.00

Annual fund operating expenses (%)	Class A	Class B	Class C

Management fee	0.75	0.75	0.75

Distribution and service (12b-1) fees	0.25	1.00	1.00

Other expenses[1]	0.73	0.73	0.73

Total annual fund operating expenses	1.73	2.48	2.48

Contractual expense reimbursement[2]	−0.43	−0.43	−0.43

Net annual fund operating expenses	1.30	2.05	2.05

1	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 0.76% for Classes A, B and C.
2	The adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.30%, 2.05% and 2.05% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and extraordinary expenses. These expense limitations shall remain in effect until February 28, 2011, and thereafter until terminated by the adviser.

A Domestic Equity Fund

 John Hancock U.S. Global Leaders Growth Fund

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A		Class B		Class C

Shares	Sold	Kept	Sold	Kept	Sold	Kept

1 Year	626	626	708	208	308	208

3 Years	978	978	1,032	732	732	732

5 Years	1,353	1,353	1,482	1,282	1,282	1,282

10 Years	2,405	2,405	2,598	2,598	2,784	2,784

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, at least 80% of the fund’s net assets (plus any borrowing for investment purposes) will be invested in common stocks of companies the subadviser regards as “U.S. Global Leaders”.

The subadviser considers U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

■	Hold leading market shares of their relevant industries that result in higher profit margins and high investment returns.
■	Supply consumable products or services so that their revenue streams are recurring.

The subadviser seeks to identify companies with superior long-term earnings prospects and to continue to own them as long as the subadviser believes they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.

As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the S&P 500 Index, which was $1.1 million to $323.7 billion as of December 31, 2009.

The fund is non-diversified, which allows it to make larger investments in individual companies.

The fund may invest in other types of equity securities. The fund may invest up to 20% of its net assets in foreign companies and in large-capitalization, well-established foreign issuers, the securities of which are traded in the U.S.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers.

Past performance

Calendar year total returns These do not include sales charges and would have been lower if they did. Calendar year total returns are shown only for Class A shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance or by calling Signature Services at 1-800-225-5291 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class A shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax- advantaged investment plan.

The Russell 1000 Growth Index shows how the fund’s performance compares against the returns of similar investments.

Calendar year total returns — Class A (%)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
4.15	−6.83	−14.51	19.24	8.51	2.16	1.44	3.67	−34.77	44.32

Total return The fund’s total return for the year ended December 31, 2009 was 44.32%.

Best quarter: Q2 ’09, 15.33%

Worst quarter: Q4 ’08, −26.07%

Average annual total returns (%)	1 Year	5 Year	10 Year	Inception

as of 12-31-09				5-20-02

Class A before tax	37.12	−0.80	0.31	—

After tax on distributions	37.08	−0.97	0.22	—

After tax on distributions, with sale	24.13	−0.69	0.26	—

Class B before tax	38.24	−0.89	—	0.43

Class C before tax	42.24	−0.52	—	0.43

S&P 500 Index	26.46	0.42	−0.95	2.27

Russell 1000 Growth Index	37.21	1.63	−3.99	2.34

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser Sustainable Growth Advisers, LP

Portfolio management

George P. Fraise
Principal

Managed fund since 2000

Gordon M. Marchand
Principal

Managed fund since 1995

Robert L. Rohn
Principal

Managed fund since 2003

 John Hancock U.S. Global Leaders Growth Fund

Purchase and sale of fund shares

The minimum initial investment requirement for Class A, B and C shares of the fund is $2,500, except for Coverdell ESAs it is $2,000 and group investments it is $250. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-800-225-5291.

Taxes

The fund typically declares and pays income dividends and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

© 2010 John Hancock Funds, LLC    260SP 3-1-10    SEC file number: 811-01677